Exhibit 99.2

UNAUDITED PRO FORMA CONSOLIDATED

FINANCIAL INFORMATION OF

SUMMIT HOTEL PROPERTIES, INC.

Summit Hotel Properties, Inc. (the “Company”) is a self-managed hotel investment company that was organized on June 30, 2010 as a Maryland corporation. The Company holds both general and limited partnership interests in Summit Hotel OP, LP (the “Operating Partnership”), a Delaware limited partnership also organized on June 30, 2010. Unless stated otherwise or the context otherwise requires, references in this report to “we”, “our”, “us”, “our company” or “the company” mean Summit Hotel Properties, Inc. and its consolidated subsidiaries.

On November 3, 2021, the Operating Partnership and Summit Hospitality JV, LP, the Company’s joint venture with GIC, Singapore’s sovereign wealth fund (the “Joint Venture”), entered into a Contribution and Purchase Agreement (the “Contribution and Purchase Agreement”) with NewcrestImage Holdings, LLC, a Delaware limited liability company, and NewcrestImage Holdings II, LLC, a Delaware limited liability company (together, “NewcrestImage”), to purchase from NewcrestImage a portfolio of 27 hotel properties, containing an aggregate of 3,709 guestrooms, and two parking structures, containing 1,002 spaces, and various financial incentives (such hotels, parking structures and financial incentives, the “Portfolio”), for an aggregate purchase price of $822.0 million (the “NCI Transaction”).

On January 13, 2022, we completed the acquisition of the Portfolio except for one hotel property, the 176-guestroom Canopy New Orleans, which is still under construction, for an aggregate purchase price of $766.0 million. We expect to acquire the Canopy New Orleans upon completion of its construction, which is expected to occur during the first quarter of 2022, for a purchase price of $56.0 million.

The unaudited pro forma consolidated balance sheet as of September 30, 2021 is presented as if the acquisition of the Portfolio had been completed on September 30, 2021. The unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2021 and the year ended December 31, 2020 are presented as if the acquisition of Portfolio had been completed on January 1, 2020.

The unaudited pro forma consolidated financial information is not necessarily indicative of what our consolidated financial position and results of operations would have been assuming the acquisition of the Portfolio had been completed at the beginning of the periods presented, nor is it indicative of the consolidated financial position or consolidated results of operations for future periods. In management’s opinion, all adjustments necessary to reflect the effects of the acquisition of the Portfolio have been made. The unaudited pro forma consolidated financial statements should be read in conjunction with the historical consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2021.

Summit Hotel Properties, Inc.

Pro Forma Consolidated Balance Sheet

September 30, 2021

(Unaudited)

(in thousands)

	Summit Hotel		Pro Forma	Pro Forma	Pro Forma
	Properties, Inc.	Portfolio	Adjustments	Adjustment Note	Combined
ASSETS
Investment in hotel properties, net	$2,078,014	$565,371	$260,276	(1)	$2,903,661
Undeveloped land	1,500	-	-		1,500
Assets held for sale, net	425	-	-		425
Cash and cash equivalents	59,650	29,486	(33,518)	(1), (2), (5)	55,618
Restricted cash	25,521	2,129	(2,129)	(1)	25,521
Investment in real estate loans, net	26,369	-	-		26,369
Right-of-use assets, net	27,290	2,091	-		29,381
Trade receivables, net	14,209	3,283	(3,283)	(1)	14,209
Prepaid expenses and other	7,308	2,306	(2,406)	(1)	7,208
Deferred charges, net	4,249	-	3,721	(1)	7,970
Other assets	3,785	1,147	(1,147)	(1)	3,785
Total assets	$2,248,320	$605,813	$221,514		$3,075,647
LIABILITIES AND EQUITY
Liabilities:
Debt, net of debt issuance costs	$1,056,667	$492,887	$(81,608)	(1), (3), (4)	$1,467,946
Lease liabilities, net	17,527	2,091	-		19,618
Accounts payable	4,330	2,676	(2,676)	(1)	4,330
Accrued expenses and other	70,289	22,568	(22,143)	(1)	70,714
Total liabilities	1,148,813	520,222	(106,427)		1,562,608

Redeemable non-controlling interests	-	-	50,000	(6)	50,000

Equity:
Stockholders'/Members' Equity	1,222,594	85,591	(70,434)	(1), (8)	1,237,751
Accumulated other comprehensive loss	(20,925)	-	-		(20,925)
Accumulated deficit and distributions in excess of retained earnings	(247,364)	-	(2,204)	(9)	(249,568)
Total stockholders’ equity	954,305	85,591	(72,638)		967,258
Non-controlling interests in operating partnership	828	-	144,843	(7), (8)	145,671
Non-controlling interests in joint venture	144,374	-	205,736	(5)	350,110
Total equity	1,099,507	85,591	277,941		1,463,039
Total liabilities and equity	$2,248,320	$605,813	$221,514		$3,075,647

See Accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements

Summit Hotel Properties, Inc.

Pro Forma Consolidated Statement of Operations

For the Nine Months Ended September 30, 2021

(Unaudited)

(in thousands, except per share amounts)

	Summit Hotel Properties, Inc.	Portfolio	Pro forma Adjustments	Pro Forma Adjustment Note	Pro Forma Combined
Revenues:
Room	$235,761	$69,885	$-		$305,646
Food and beverage	4,656	5,689	-		10,345
Other	14,647	5,390	-		20,037
Total revenues	255,064	80,964	-		336,028
Expenses:
Room	52,320	16,654	-		68,974
Food and beverage	3,000	4,150	-		7,150
Other hotel operating expenses	88,672	23,246	-		111,918
Property taxes, insurance and other	32,573	7,602	-		40,175
Management fees	6,757	3,156	(1,475)	(1)	8,438
Depreciation and amortization	79,776	17,783	11,651	(2), (3), (4)	109,210
Corporate general and administrative	18,283	-	-		18,283
Transaction costs	3,849	-	-		3,849
provision for credit losses	(2,632)	-	-		(2,632)
Loss on impairment and write-off of assets	4,361	-	-		4,361
Total expenses	286,959	72,591	10,176		369,726
Gain on disposal of assets, net	81	-	-		81
Operating loss	(31,814)	8,373	(10,176)		(33,617)

Other income (expense):
Gain on interest rate swap	-	3,134	(3,134)	(5)	-
Interest expense	(32,567)	(15,837)	5,616	(6), (7)	(42,788)
Other income, net	7,777	5,321	-		13,098
Total other income (expense)	(24,790)	(7,382)	2,482		(29,690)
Loss from continuing operations before income taxes	(56,604)	991	(7,694)		(63,307)

Less - Loss attributable to non-controlling interests:
Operating Partnership	97	-	9,420	(8)	9,517
Joint venture	2,800	-	3,285	(8)	6,085
Loss from continuing operations before income taxes attributable to the Company	$(53,707)	$991	$5,011		$(47,705)

Loss per share from continuing operations before income taxes attributable to the Company:
Basic and diluted	$(0.65)				$(0.61)
Weighted average common shares outstanding:
Basic and diluted	104,441				104,441

See Accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements

Summit Hotel Properties, Inc.

Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2020

(Unaudited)

(in thousands, except per share amounts)

	Summit Hotel Properties, Inc.	Portfolio	Pro forma Adjustments	Pro Forma Adjustment Note	Pro Forma Combined
Revenues:
Room	$215,506	$59,633	$-		$275,139
Food and beverage	6,444	5,037	-		11,481
Other	12,513	5,616	-		18,129
Total revenues	234,463	70,286	-		304,749
Expenses:
Room	53,784	15,313	-		69,097
Food and beverage	5,416	3,951	-		9,367
Other hotel operating expenses	96,506	23,265	-		119,771
Property taxes, insurance and other	44,691	8,376	-		53,067
Management fees	6,276	2,936	(1,452)	(1)	7,760
Depreciation and amortization	109,619	23,477	15,768	(2), (3), (4)	148,864
Corporate general and administrative	20,985	-	-		20,985
Transaction costs	-	-	-		-
provision for credit losses	4,821	-	-		4,821
Loss on impairment and write-off of assets	1,759	-	-		1,759
Total expenses	343,857	77,318	14,316		435,491
Loss on disposal of assets, net	(16)	-	-		(16)
Operating loss	(109,410)	(7,032)	(14,316)		(130,758)

Other income (expense):
Loss on interest rate swaps	-	(4,813)	4,813	(5)	-
Interest expense	(43,300)	(19,467)	5,839	(6), (7)	(56,928)
Other income, net	4,841	8,798	(2,206)	(8)	11,433
Total other income (expense)	(38,459)	(15,482)	8,446		(45,495)
Loss from continuing operations before income taxes	(147,869)	(22,514)	(5,870)		(176,253)

Less - Loss attributable to non-controlling interests:
Operating Partnership	269	-	22,612	(9)	22,881
Joint venture	5,560	-	13,908	(9)	19,468
Loss from continuing operations before income taxes attributable to the Company	$(142,040)	$(22,514)	$30,650		$(133,904)

Loss per share from continuing operations before income taxes attributable to the Company:
Basic and diluted	$(1.51)				$(1.45)
Weighted average common shares outstanding:
Basic and diluted	104,141				104,141

See Accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements

Summit Hotel Properties, Inc.

Notes to Unaudited Pro Forma Consolidated Financial Statements

(dollars in thousands)

1.	The pro forma information at September 30, 2021 assumes the acquisition of the Portfolio occurred on September 30, 2021 for a purchase price of $822.0 million. The pro forma information for the nine months ended September 30, 2021 and the year ended December 31, 2020 assumes the acquisition of the Portfolio occurred on January 1, 2020.

2.	We have performed a valuation analysis of the fair market value of the Portfolio and a preliminary allocation of the purchase price to the assets acquired and liabilities assumed. Using the total consideration for the acquisition, we have estimated the allocations to such assets and liabilities. The following table summarizes the allocation of the preliminary purchase price as of the transaction’s closing date of January 13, 2022:

Assets and Liabilities Acquired
Land	$52,653
Hotel buildings and improvements	677,177
Furniture, fixtures and equipment	75,899
Incentives and other intangibles	19,918
Other assets	3,721
Total assets acquired	829,368
Net debt	(411,279)
Other liabilities	(425)
Net assets acquired (1)	$417,664

Net Cash Disbursed
Purchase price	$822,000
Acquisition costs	3,647
Deferred financing fees	5,200
Debt transaction costs (1)	2,204
Net working capital	3,296
$836,347

Cash	$209,868
Preferred Operating Partnership Units	50,000
Common Units	160,000
Debt	416,479
$836,347

(1)	Certain debt transaction costs will not be capitalized as part of the recorded amount of net assets acquired as these debt costs related to debt that was assumed and immediately repaid at closing. As such, these debt transaction costs were expensed on the closing date.

The purchase price paid to complete the NCI Transaction has not been allocated to the net assets acquired as we are in the process of determining the relative values of the assets acquired and liabilities assumed to perform the final purchase price allocation. The final purchase price allocation for the NCI Transaction is expected to be completed during the first quarter of 2022. This preliminary purchase price allocation has been used to prepare the transaction accounting adjustments in the pro forma consolidated balance sheet and pro forma consolidated statements of operations. The final purchase price allocation will be determined when we have completed the detailed valuations and necessary calculations as described in more detail in the notes below. The final allocation is expected to be completed in connection with our report on Form 10-Q for the quarter ending March 31, 2022 and could differ materially from the preliminary allocation used in the pro forma adjustments. The final allocation may include (1) changes in fair values of Investments in real estate, net; (2) changes in allocations to intangible assets; and (3) other changes to assets and liabilities.

Summit Hotel Properties, Inc.

Notes to Unaudited Pro Forma Consolidated Financial Statements

(dollars in thousands)

3.	The pro forma adjustments to the unaudited Pro Forma Consolidated Balance Sheet at September 30, 2021 are as follows:

Pro Forma Adjustments		Investment in hotel properties, net	Cash and cash equivalents	Restricted cash	Trade receivables, net	Prepaid expenses and other	Deferred charges, net	Other assets	Debt, net of debt issuance costs	Accounts payable	Accrued expenses and other	Redeemable Non- controlling Interest	Stockholders'/ Members' equity	Accumulated deficit and distributions in excess of retained earnings	Non- controlliong interest in Operating Partnership	Non- controlliong interest in joint venture
(1)	Adjustment to record net assets acquired at the Company's basis based on the total purchase price.	$260,276	$(29,386)	$(2,129)	$(3,283)	$(2,406)	$3,721	$(1,147)	$(492,887)	$(2,676)	$(22,143)	$-	$(85,591)	$-	$-	$-
(2)	Adjustment to reflect cash payment to seller to complete the acquisition.		(209,868)
(3)	Adjustment to reflect net debt financing to complete the transaction.								416,479
(4)	Adjustment to reflect financing costs incurred to obtain debt to complete the transaction.								(5,200)
(5)	Adjustment to reflect cash equity contribution by the Company's joint venture partner to complete the transaction.		205,736													205,736
(6)	Adjustment to reflect the issuance of Operating Partnership redeemable preferred units to complete the transaction.											50,000
(7)	Adjustment to reflect issuance of Operating Partnership common units to complete the transaction.														160,000
(8)	Adjustment to reflect change in non-controlling interest in SOP due to changes in SOP equity structure.												15,157		(15,157)
(9)	Adjustment to reflect expensed debt transaction costs related interest rate swap settlements at closing.													(2,204)
		$260,276	$(33,518)	$(2,129)	$(3,283)	$(2,406)	$3,721	$(1,147)	$(81,608)	$(2,676)	$(22,143)	$50,000	$(70,434)	$(2,204)	$144,843	$205,736

Summit Hotel Properties, Inc.

Notes to Unaudited Pro Forma Consolidated Financial Statements

(dollars in thousands)

4.	The pro forma adjustments to the unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2021 are as follows:

Pro Forma Adjustments		Management fees	Depreciation and amortization	Loss on interest rate swaps	Interest expense	Loss attributable to Operating Partnership	Loss attributable to joint venture

(1)	The pro forma adjustment represents the difference between the management fees previously paid by NewcrestImage prior to the acquisition and the fees that we are contractually obligated to pay.	$(1,475)	$-	$-	$-	$-	$-
(2)	The pro forma adjustment represents the difference between the depreciation recorded by NewcrestImage prior to the acquisition and the amount of depreciation that we expect to record based on our basis in the net assets acquired using the straight-line method of depreciation.		10,106
(3)	The pro forma adjustment represents the difference between the franchise application fee amortization recorded by NewcrestImage prior to the acquisition and the amount of amortization that we expect to record.		156
(4)	The pro forma adjustment represents the amortization of acquired intangible assets.		1,389
(5)	The pro forma adjustment represents the elimination of NewcrestImage's gain on the interest rate swaps as they were settled at closing by NewcrestImage.			(3,134)
(6)	The pro forma adjustment represents the difference between the deferred finance cost amortization recorded by NewcrestImage prior to the acquisition and the amount of amortization that we expect to record.				(975)
(7)	The pro forma adjustment represents the difference between the interest expense paid by NewcrestImage prior to the acquisition based on NewcrestImage's debt structure and the interest expense that we expect to incur as a result of the debt that we put in place to complete the transaction.				6,591
(8)	The pro forma adjustment represents the allocation of the pro forma net income to the non-controlling interests of the Company					9,420	3,285
		$(1,475)	$11,651	$(3,134)	$5,616	$9,420	$3,285

Summit Hotel Properties, Inc.

Notes to Unaudited Pro Forma Consolidated Financial Statements

(dollars in thousands)

5.	The pro forma adjustments to the unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2020 are as follows:

Pro Forma Adjustments		Management fees	Depreciation and amortization	Loss on interest rate swaps	Interest expense	Other income, net	Loss attributable to Operating Partnership	Loss attributable to joint venture

(1)	The pro forma adjustment represents the difference between the management fees previously paid by NewcrestImage prior to the acquisition and the fees that we are contractually obligated to pay.	$(1,452)	$-	$-	$-	$-	$-	$-
(2)	The pro forma adjustment represents the difference between the depreciation recorded by NewcrestImage prior to the acquisition and the amount of depreciation that we expect to record based on our basis in the net assets acquired using the straight-line method of depreciation.		13,708
(3)	The pro forma adjustment represents the difference between the franchise application fee amortization recorded by NewcrestImage prior to the acquisition and the amount of amortization that we expect to record.		208
(4)	The pro forma adjustment represents the amortization of acquired intangible assets.		1,852
(5)	The pro forma adjustment represents the elimination of NewcrestImage's gain on the interest rate swaps as they were settled at closing by NewcrestImage.			4,813
(6)	The pro forma adjustment represents the difference between the deferred finance cost amortization recorded by NewcrestImage prior to the acquisition and the amount of amortization that we expect to record.				(1,300)
(7)	The pro forma adjustment represents the difference between the interest expense paid by NewcrestImage prior to the acquisition based on NewcrestImage's debt structure and the interest expense that we expect to incur as a result of the debt that we put in place to complete the transaction.				7,139
(8)	The pro forma adjustment represents interest rate swap breakage fees paid at closing.					(2,206)
(9)	The pro forma adjustment represents the allocation of the pro forma net income to the non-controlling interests of the Company						22,612	13,908
		$(1,452)	$15,768	$4,813	$5,839	$(2,206)	$22,612	$13,908